Exhibit 31.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13A-14(A) AND RULE 15D-14(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Scott Stepp, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of CKX Lands, Inc.; and

2

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

May 26, 2022	/s/ Scott Stepp
Scott Stepp Chief Financial Officer (Principal financial officer)